                          Prudential Equity Fund, Inc.

                     Supplement dated September 18, 1995 to
          Statement of Additional Information dated February 28, 1995

PURCHASE AND REDEMPTION OF FUND SHARES

    Reduction and Waiver of Initial Sales Charges--Class A Shares

    Combined Purchase and Cumulative Purchase Privilege. For purposes of the Combined Purchase and Cumulative Purchase Privilege, an eligible group of related Fund investors may include (i) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or (ii) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential Mutual Funds.

MF101C-1